Exhibit 99(1)

 Amerada Hess Reports Estimated Results for the First Quarter of 2005

    NEW YORK--(BUSINESS WIRE)--April 27, 2005--Amerada Hess Corporation (NYSE:AHC) reported net income of $219 million for the first quarter of 2005 compared with income of $281 million for the first quarter of 2004. See the following page for a table of items affecting the comparability of earnings between periods. The after-tax results by major operating activity in the first quarter of 2005 and 2004 are as follows:


                                               Three months ended
                                              March 31 (unaudited)
                                           ---------------------------
                                                 2005          2004
                                           -------------  ------------
                                             (In millions, except per
                                                  share amounts)

Exploration and production                         $263          $207
Refining and marketing                               63           112
Corporate                                           (69)           (2)
Interest expense                                    (38)          (36)
                                           -------------  ------------
Net income                                         $219          $281
                                           =============  ============
Net income per share (diluted)                    $2.12         $2.77
                                           =============  ============
Weighted average number of shares (diluted)       103.2         101.4
                                           =============  ============

    Exploration and production earnings were $263 million in the first quarter of 2005 compared with $207 million in the first quarter of 2004. Pre-tax exploration expenses increased by $55 million to $133 million in the first quarter of 2005, including $93 million of dry hole costs associated with the Wembley and Diamondback deepwater Gulf of Mexico wells. The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 358,000 barrels per day in the first quarter of 2005, an increase of 3% from the first quarter of 2004. In the first quarter of 2005, the Corporation's average worldwide crude oil selling price, including the effect of hedging, was $31.31 per barrel, an increase of $4.48 per barrel from the first quarter of 2004. The Corporation's average United States natural gas selling price was $6.15 per Mcf in the first quarter of 2005, an increase of $.95 per Mcf from the first quarter of 2004.
    Refining and marketing earnings were $63 million in the first quarter of 2005 compared with $112 million in the first quarter of 2004. The fluid catalytic cracking units at HOVENSA and Port Reading, New Jersey were each shutdown for approximately 30 days for scheduled maintenance in the first quarter of 2005. Refining earnings decreased by $32 million, primarily as a result of these maintenance activities and increased HOVENSA taxes. Lower gasoline margins reduced results from retail gasoline operations and income from trading activities was lower by $7 million.
    The following items, on an after-tax basis, are included in net income in the first quarter of 2005 and 2004 (in millions):


                                                Three months ended
                                                     March 31
                                            --------------------------
                                               2005            2004
                                            ----------      ----------
Exploration and production
----------------------------
     Gains from asset sales                     $11             $19
     Legal settlement                            11               -

Corporate
---------
     Income tax adjustments                     (41)             13
                                            ----------      ----------
                                               $(19)            $32
                                            ==========      ==========

    First quarter results include a gain related to the exchange of a mature North Sea oil field for an increased interest in the Pangkah natural gas development in Indonesia. The legal settlement reflects the favorable resolution of contingencies on a prior year asset sale. The corporate tax charge represents the income tax provision related to the repatriation of $1.3 billion of foreign earnings under the American Jobs Creation Act of 2004.
    Capital and exploratory expenditures in the first quarter of 2005 amounted to $483 million compared with $393 million in the first quarter of 2004. Of these amounts, $454 million and $381 million in the first quarter of 2005 and 2004, respectively, related to exploration and production activities.


                                                March 31   December 31
                                                  2005         2004
                                               ----------  -----------
                                                     (unaudited)
Balance Sheet Information
-------------------------
     Cash and short-term investments                 $844        $877
     Other current assets                           3,568       3,458
     Investments                                    1,191       1,254
     Property, plant and equipment - net            8,578       8,505
     Other assets                                   2,735       2,218
                                               ----------  -----------

          Total assets                            $16,916     $16,312
                                               ==========  ===========

     Current portion of long-term debt                $50         $50
     Other current liabilities                      5,760       4,647
     Long-term debt                                 3,776       3,785
     Deferred liabilities and credits               2,304       2,233
     Stockholders' equity, excluding other
      comprehensive loss                            6,825       6,621
     Accumulated other comprehensive income
      (loss)                                       (1,799)     (1,024)
                                               ----------  -----------

       Total liabilities and stockholders'
           equity                                 $16,916     $16,312
                                               ==========  ===========


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                             (IN MILLIONS)

                                            First     First    Fourth
                                           Quarter   Quarter   Quarter
                                             2005      2004     2004
                                          --------- --------- --------
Income Statement
----------------
 Revenues and Non-operating Income
  Sales and other operating revenues      $   4,957 $   4,488 $ 4,612
  Non-operating income
   Gain on asset sales                           18        19      32
   Equity in income of HOVENSA L.L.C.            50        51      21
   Other                                         45         4      32
                                          --------- --------- --------

     Total revenues and non-operating
      income                                  5,070     4,562   4,697
                                          --------- --------- --------

Costs and Expenses
 Cost of products sold                        3,628     3,288   3,321
 Production expenses                            225       187     239
 Marketing expenses                             197       177     200
 Exploration expenses, including dry holes
  and lease impairment                          133        78      83
 Other operating expenses                        31        48      48
 General and administrative expenses             85        76      90
 Interest expense                                61        57      62
 Depreciation, depletion and amortization       254       226     275
                                          --------- --------- --------

     Total costs and expenses                 4,614     4,137   4,318
                                          --------- --------- --------

 Income before income taxes                     456       425     379
 Provision for income taxes                     237       144     150
                                          --------- --------- --------

 Net income                               $     219 $     281 $   229
                                          ========= ========= ========

 Preferred stock dividends                       12        12      12
                                          --------- --------- --------

 Net income applicable to common
  stockholders                            $     207 $     269 $   217
                                          ========= ========= ========

Supplemental Income Statement Information
------------------------------------------
 Foreign currency gains (losses),
  after-tax                               $       6 $      (8)$    (1)

 Capitalized interest                            14        16      13

Cash Flow Information
---------------------
 Net cash provided by operating
  activities (a)                          $     461 $     394 $   254

Capital and Exploratory Expenditures
------------------------------------
 Exploration and Production
  United States                           $      91 $     139 $   124
  International                                 363       242     312
                                          --------- --------- --------

   Total Exploration and Production             454       381     436
 Refining and Marketing                          29        12      42
                                          --------- --------- --------

Total Capital and Exploratory
 Expenditures                             $     483 $     393 $   478
                                          ========= ========= ========

 Exploration expenses charged to income
  included above
   United States                          $       8 $      13 $    32
   International                                  8        16      17
                                          --------- --------- --------

                                          $      16 $      29 $    49
                                          ========= ========= ========

(a) Includes changes in working capital


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                  EXPLORATION AND PRODUCTION EARNINGS
                              (UNAUDITED)
                             (IN MILLIONS)

                                             First Quarter 2005
                                     ---------------------------------
                                      United
                                      States   International  Total
                                     ---------- ----------- ----------


Sales and other operating revenues         $279        $751     $1,030
Non-operating income (expenses)              (2)         49         47
                                     ---------- ----------- ----------
          Total revenues                    277         800      1,077
                                     ---------- ----------- ----------
Costs and expenses
 Production expenses, including
  related taxes                              49         176        225
 Exploration expenses, including dry
  holes and lease impairment                109          24        133
 General, administrative and other
  expenses                                   19          10         29
 Depreciation, depletion and
  amortization                               44         197        241
                                     ---------- ----------- ----------
          Total costs and expenses          221         407        628
                                     ---------- ----------- ----------

 Results of operations before income
  taxes                                      56         393        449
 Provision for income taxes                  22         164        186
                                     ---------- ----------- ----------
Results of operations                       $34        $229       $263
                                     ========== =========== ==========

                                             First Quarter 2004
                                     ---------------------------------
                                      United
                                      States   International  Total
                                     ---------- ----------- ----------


Sales and other operating revenues         $210        $658       $868
Non-operating income                          3           9         12
                                     ---------- ----------- ----------
          Total revenues                    213         667        880
                                     ---------- ----------- ----------
Costs and expenses
 Production expenses, including
  related taxes                              40         147        187
 Exploration expenses, including dry
  holes and lease impairment                 38          40         78
 General, administrative and other
  expenses                                   17          19         36
 Depreciation, depletion and
  amortization                               29         184        213
                                      ---------- ----------- ---------
          Total costs and expenses          124         390        514
                                     ---------- ----------- ----------

 Results of operations before income
  taxes                                      89         277        366
 Provision for income taxes                  32         127        159
                                     ---------- ----------- ----------
Results of operations                       $57        $150       $207
                                     ========== =========== ==========

                                             Fourth Quarter 2004
                                     ---------------------------------
                                        United
                                        States   International  Total
                                     ---------- ----------- ----------


Sales and other operating revenues         $278        $651       $929
Non-operating income                         28          19         47
                                     ---------- ----------- ----------
          Total revenues                    306         670        976
                                     ---------- ----------- ----------
Costs and expenses
Production expenses, including
 related taxes                               55         184        239
Exploration expenses, including dry
 holes and lease impairment                  35          48         83
General, administrative and other
 expenses                                     8          28         36
Depreciation, depletion and
 amortization                                52         210        262
                                     ---------- ----------- ----------
          Total costs and expenses          150         470        620
                                     ---------- ----------- ----------

Results of operations before income
 taxes                                      156         200        356
Provision for income taxes                   50          95        145
                                     ---------- ----------- ----------
Results of operations                      $106        $105       $211
                                     ========== =========== ==========


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                     SUPPLEMENTAL OPERATING DATA
          (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                           First      First     Fourth
                                          Quarter    Quarter   Quarter
                                            2005      2004       2004
                                          --------  --------  --------

Operating Data
--------------
Net Production Per Day
----------------------
  Crude Oil - barrels
   United States                               49        40        50
   Europe                                     120       127       114
   Africa, Asia and other                      69        60        66
                                          --------  --------  --------

            Total                             238       227       230
                                          ========  ========  ========

  Natural gas liquids - barrels
   United States                               13        12        14
   Europe                                       7         7         6
                                          --------  --------  --------
            Total                              20        19        20
                                          ========  ========  ========

  Natural gas  - mcf
   United States                              165       183       178
   Europe                                     336       333       316
   Africa, Asia and other                     103        86        82
                                          --------  --------  --------
            Total                             604       602       576
                                          ========  ========  ========
  Barrels of oil equivalent                   358       346       346
                                          ========  ========  ========

Average Selling Price (including hedging)
-----------------------------------------
  Crude Oil - per barrel
   United States                           $32.18    $25.49    $29.92
   Europe                                   31.21     27.19     25.98
   Africa, Asia and other                   30.92     27.04     27.65

  Natural gas liquids - per barrel
   United States                           $32.83    $25.78    $33.31
   Europe                                   31.69     21.22     37.15

  Natural gas  - per mcf
   United States                            $6.15     $5.20     $5.83
   Europe                                    5.41      4.34      4.42
   Africa, Asia and other                    3.93      3.72      4.19

Average Selling Price (excluding hedging)
-----------------------------------------
  Crude Oil - per barrel
   United States                           $45.18    $33.55    $43.20
   Europe                                   46.82     32.19     42.55
   Africa, Asia and other                   44.87     31.64     41.33

  Natural gas liquids - per barrel
   United States                           $32.83    $25.78    $33.31
   Europe                                   31.69     21.22     37.15

  Natural gas  - per mcf
   United States                            $6.15     $5.19     $6.08
   Europe                                    5.41      4.34      4.42
   Africa, Asia and other                    3.93      3.72      4.19


       AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      HEDGED PRICES AND VOLUMES

                                        WTI             Brent
                                   ----------------- -----------------
                                           Thousands         Thousands
                                   Average   of      Average   of
                                    Selling  barrels  Selling barrels
              Maturity              Price    per day  Price   per day
----------------------------------- ----------------------------------
 2005
   2nd Quarter                      $33.28       28  $31.37      118
   3rd Quarter                       32.65       28   30.82      118
   4th Quarter                       32.16       28   30.37      118

 2006                                    -        -   28.10       30
 2007                                    -        -   25.85       24
 2008                                    -        -   25.56       24
 2009                                    -        -   25.54       24
 2010                                    -        -   25.78       24
 2011                                    -        -   26.37       24
 2012                                    -        -   26.90       24

    Note: In addition to the income statement effects of the open hedge positions indicated above, the Corporation has after-tax deferred realized losses of $144 million as of March 31 included in other comprehensive income. These after-tax losses will reduce 2005 income as follows: second quarter - $51 million, third quarter - $48 million and fourth quarter - $45 million. There were no natural gas hedges outstanding at March 31.


    AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
 REFINING AND MARKETING SUPPLEMENTAL FINANCIAL AND OPERATING DATA

                                            First     First    Fourth
                                           Quarter   Quarter   Quarter
                                             2005      2004     2004
                                          --------  --------  --------

Financial Information (in millions)
-----------------------------------

Refining and Marketing Earnings
-------------------------------
Income before income taxes                $   102   $   137   $   139
Provision for income taxes                     39        25        46
                                          --------  --------  --------

Refining and Marketing Earnings           $    63   $   112   $    93
                                          ========  ========  ========

Summary of Refining and Marketing Earnings
------------------------------------------
Refining                                  $    42   $    74   $    36
Marketing                                      13        23        64
Trading                                         8        15        (7)
                                          --------  --------  --------

Total Refining and Marketing Earnings     $    63   $   112   $    93
                                          ========  ========  ========

----------------------------------------------------------------------

Operating Data (in thousands unless noted)
------------------------------------------

Refined Product Sales (barrels per day)
--------------------------------------
Gasoline                                      181       188       181
Distillates                                   166       178       152
Residuals                                      74        82        56
Other                                          41        35        41
                                          --------  --------  --------
     Total                                    462       483       430
                                          ========  ========  ========

Refinery Throughput (barrels per day)
------------------------------------
HOVENSA - Crude runs                          449       495       472
HOVENSA - AHC 50% share                       225       248       236
Port Reading                                   35        57        55


Refinery Utilization             Refinery
                                  Capacity
                                 (barrels
HOVENSA                           per day)

   Crude                              500    89.8%     99.0%    94.4%
   FCC                                150    57.2%(a)  96.4%    86.2%
   Coker                               58    92.9%     99.8%    84.1%
Port Reading                           62    56.5%(a)  91.9%    88.7%

Retail Marketing
----------------
Number of retail stations (b)               1,250     1,246    1,254
Convenience store revenue (in millions) (c) $ 218 $ 213 $ 228 Average gasoline volume per station
 (gallons per month) (c)                      195       183      194


(a) The fluid catalytic cracking units at HOVENSA and Port Reading were each shutdown for approximately 30 days for scheduled maintenance in the first quarter of 2005.

(b) Includes company operated, branded/dealer and Wilco-Hess.

(c) Company operated only.


    CONTACT: Amerada Hess Corporation
             J.R. Wilson, 212-536-8940